UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2004

AMERICAN FINANCIAL REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31678	02-0604479
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1725 The Fairway, Jenkintown, PA	19046
(Address of principal executive offices)	(Zip code)

(215) 887-2280

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

To satisfy the requirement of Rule 3-14 of Regulation S-X which relates to the acquisition of one or more properties, which in the aggregate are significant to the registrant, included herein is financial information related to the acquisition of 215 Fremont Street and 101 Independence Center. In addition, this Report on Form 8-K includes financial information related to the acquisition of properties from Wachovia Bank, N. A. (Wachovia Bank) and Bank of America, National Association (Bank of America), respectively.

Item 8.01	Other Events

On June 28, 2004 we acquired 215 Fremont Street, a 373,500 square foot Class “A” office building in San Francisco from Charles Schwab & Co., Inc. for approximately $136 million (excluding transaction related expenses). Charles Schwab & Co., Inc. will continue to occupy 100% of the building for 20 years on a bond net basis at an annual net rental rate of approximately $10.8 million.

On July 29, 2004, we acquired 101 Independence Center, a 526,000 square foot, Class “A” office building in Charlotte, North Carolina. We acquired the property from Cousins Properties Incorporated for an aggregate purchase price of approximately $100 million (excluding transaction related expenses), including the assumption of approximately $43.3 million of outstanding indebtedness. In connection with our acquisition of the property, Bank of America extended its leases for 344,000 square feet at the property through 2021, subject to certain termination rights. As consideration for the lease extension, we paid Bank of America a lease extension fee of approximately $5.7 million, which will be ratably amortized against rental income over the term of the lease agreement. The property is currently approximately 90% leased, with Bank of America occupying 65% of the available space. On October 26, 2004, we prepaid the assumed outstanding indebtedness and obtained another secured financing on this property.

On September 22, 2004, we completed the acquisition of a major portfolio of properties from Wachovia Bank, the Wachovia Specifically Tailored Transaction - As Revised (“WSTT”). The portfolio includes 140 properties aggregating approximately 7.6 million square feet. The purchase price for the portfolio was approximately $512 million, excluding transaction related expenses. Wachovia Bank has leased approximately 4.7 million square feet, or 61%, of the portfolio for a 20-year term at an annual triple net rental rate equal to approximately 8.5% of the purchase price for the leased space, and an additional 1.0 million square feet, or 13%, of the portfolio on a short term basis for rent equal to operating expenses for the properties. The lease permits Wachovia Bank to reduce its leased premises by up to 5% after each of the fourth, ninth and fourteenth lease years without penalty. Such rights are cumulative, such that if Wachovia Bank does not exercise its termination rights in the fourth and ninth years, it carries over any such unexercised rights into future years. Wachovia Corporation has guaranteed the lessee’s obligations under the leases. At closing, approximately 7% of the portfolio was leased to third party tenants and approximately 19% of the portfolio was vacant. Included in Item 9.01 of this Report on Form 8-K with respect to the properties in the WSTT is an audited combined statement of revenue and certain expenses for the year ended December 31, 2003.

On October 1, 2004, we completed the acquisition of a major portfolio of properties from Bank of America, the Bank of America Specifically Tailored Transaction II (“BSTT II”). The portfolio includes 248 properties, aggregating 7.3 million square feet. Our purchase price for the portfolio was approximately $535 million, excluding transaction-related expenses. Bank of America has leased approximately 4.5 million square feet, or 62%, of the portfolio for a term of 15 years at an annual triple net rental rate equal to approximately 8.6% of the purchase price for the leased space (excluding certain additional rent payable in the first 12 months of the lease term) and will be entitled to occupy an additional approximately 1.3 million square feet, or 18%, of the portfolio for a weighted average term of six months. The lease permits Bank of America to reduce its long-term leased premises by up to 200,000 square feet after the end of the second lease year upon payment of a termination fee equal to approximately $3.00 per square foot and up to an additional 200,000 square feet after the end of the third lease year upon payment of a termination fee equal to approximately $4.50 per square foot. Additionally, Bank of America has the right to reduce its long-term leased premises by up to 150,000 square feet after three and one-half lease years and eight and one-half lease years without penalty. All such rights are cumulative, such that if Bank of America does not exercise its termination rights in any year, it carries over any such unexercised rights into future years. Bank of America Corporation has guaranteed the lessee’s obligations under the lease. At closing approximately 13% of the portfolio was leased to third party tenants and approximately 7% of the portfolio was vacant. Included in Item 9.01 of this Report on Form 8-K with respect to the properties in the BSTT II is an audited combined statement of revenues and certain expenses for the year ended December 31, 2003 for the 2004 Bank of America Specifically Tailored Transaction and an audited combined statement of revenues and certain expenses for the year ended December 31, 2003 for the 2004 Fleet Specifically Tailored Transaction.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Independent Auditors’ Report

To the Board of Trustees and Shareholders of American Financial Realty Trust:

We have audited the accompanying statement of revenues and certain expenses of 101 Independence Center (the Property) for the year ended December 31, 2003. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of the Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (SEC) and for inclusion in a Form 8-K of American Financial Realty Trust and excludes material amounts, described in Note 1, that would not be comparable to those resulting from the proposed future operation of the Property. The presentation is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2003, in conformity with the rules and regulations of the SEC described in Note 1.

/s/ KPMG LLP

September 10, 2004

Philadelphia, Pennsylvania

101 INDEPENDENCE CENTER

Statement of Revenues and Certain Expenses

(In thousands)

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
	(Unaudited)
Revenues:
Rental income	5,026	9,950
Reimbursement revenue	1,519	2,954
Parking income	120	210

Total revenues	$6,665	$13,114

Expenses:
Utilities	545	1,064
Property taxes	369	751
Repairs and maintenance	235	524
Common area	265	537
Property management	271	518
Security	199	361
Parking	50	112
Insurance	41	92

Total expenses	1,975	3,959

Revenues in excess of certain expenses	$4,690	$9,155

101 INDEPENDENCE CENTER

Statement of Revenues and Certain Expenses

(In thousands)

1.	Basis of Presentation and Significant Accounting Policies

Business

The accompanying statement of revenues and certain expenses relates to the operations of 101 Independence Center, located in Charlotte, North Carolina, which was acquired by American Financial Realty Trust (“AFR”) from Cousins Properties Incorporated on July 29, 2004.

Basis of Presentation

The accompanying statement of revenues and certain expenses for the year ended December 31, 2003 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, which is a basis of accounting that differs from accounting principles generally accepted in the United States of America. The statement of revenues and certain expenses is not representative of the actual operations of the properties for the period presented nor is it indicative of the future operations as certain expenses, consisting of interest expense, leasing commissions, depreciation, and amortization, which may not be comparable to expenses expected to be incurred by AFR in future operations of the properties, have been excluded.

Revenue Recognition

Rental income is recognized on a straight-line basis over the terms of the respective lease agreements. Tenant credit losses are provided for when they become known.

Recoveries

Certain operating expenses incurred in the operations of the properties are recoverable from the tenants. The recoverable amounts are either adjusted periodically on a prospective basis or adjusted annually based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred.

Use of Estimates

The preparation of the statement of revenues and certain expenses requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	Tenant Leases

101 Independence Center includes leases to office and retail tenants under non-cancellable lease agreements with terms ranging from 1 to 10 years. The leases generally provide for fixed annual minimum rents, contingent rents based on sales volume and recoveries of certain operating expenses. Approximate annual future minimum rental commitments to be received from executed operating leases as of December 31, 2003, exclusive of expense recoveries and contingent rents, are as follows (in thousands):

Year ending December 31,
2004	$8,712
2005	8,566
2006	8,638
2007	8,657
2008	6,779
Thereafter	12,256

One tenant, Bank of America, represented approximately 72% of total revenue of 101 Independence Center for the year ended December 31, 2003.

Independent Auditors’ Report

To the Board of Trustees and Shareholders of American Financial Realty Trust:

We have audited the accompanying combined statement of revenue and certain expenses of the Wachovia Specifically Tailored Transaction—As Revised (the Property) for the year ended December 31, 2003. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses of the Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (SEC) and for inclusion in a Form 8-K of American Financial Realty Trust and excludes material amounts, described in Note 1, that would not be comparable to those resulting from the proposed future operation of the Property. The presentation is not intended to be a complete presentation of the Property revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Property for the year ended December 31, 2003, in conformity with the rules and regulations of the SEC described in Note 1.

/s/ KPMG LLP

October 12, 2004

Philadelphia, Pennsylvania

WACHOVIA SPECIFICALLY TAILORED TRANSACTION – AS REVISED

Combined Statement of Revenue and Certain Expenses

December 31, 2003 and June 30, 2004 (unaudited)

(In thousands)

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
	(Unaudited)
Revenue:
Rental income	$3,699	$7,323

Expenses:
Utilities	7,992	15,538
Property taxes	6,795	13,279
Repairs and maintenance	4,055	8,789
Janitorial	3,910	7,588
Security	3,253	6,085
Property management	1,652	2,953
Ground rent	441	1,060
Other building operating	3,283	6,567

Total expenses	31,381	61,859

Certain expenses in excess of revenue	$(27,682)	$(54,536)

WACHOVIA SPECIFICALLY TAILORED TRANSACTION – AS REVISED

Combined Statement of Revenue and Certain Expenses

December 31, 2003 and June 30, 2004 (unaudited)

(In thousands)

1.	Business and Basis of Presentation

Business

The accompanying combined statement of revenue and certain expenses relates to the operations of 140 properties owned by Wachovia Bank, N.A. (the Wachovia Specifically Tailored Transaction—As Revised) acquired by American Financial Realty Trust (“AFR”) on September 22, 2004 for approximately $512 million, excluding transaction related expenses.

The Wachovia Specifically Tailored Transaction—As Revised consists of the following properties:

Property	Address	City	State
1 Jefferson Square	1 Jefferson Sq	Waterbury	CT
21st and Granby	2014 Granby St	Norfolk	VA
Airport Rd	125 N. Airport Pulling Rd	Naples	FL
Amherst - South Main	258 S Main St	Amherst	VA
Anderson Main	1101 North Main St	Anderson	SC
Asheville Main Retail	1 Haywood St	Asheville	NC
Atlanta Operations Center	3579—3585 Atlanta Ave	Atlanta	GA
Bassett Main Office	3559 Fairystone Park Hwy	Bassett	VA
Beaufort Main Financial Center	1011 Bay St	Beaufort	SC
Belle Glade	41 S.W. Ave B	Belle Glade	FL
Belmont Main	32 N Main St	Belmont	NC
Bennettsville Financial Center	145 Broad St	Bennettsville	SC
Blacksburg	200 N Main St	Blacksburg	VA
Brick Office	Rt. 70 & Cedarbridge Rd	Brick	NJ
Bristol Office	244 Radcliffe St	Bristol	PA
Brookneal Brookneal	227 Main St	Brookneal	VA
Burlington	500 S Main St	Burlington	NC
Camden Camden Main	519 East Dekalb St	Camden	SC
Canton Operation Center	2780 Marietta Hwy	Canton	GA
Cape Canaveral	7801 N Atlantic Blvd	Cape Canaveral	FL
Castor Avenue Office	7048 Castor Ave	Philadelphia	PA
Charleston 16 Broad	16 Broad St	Charleston	SC
Charlottesville Western Region	123 E Main St	Charlottesville	VA
Christiansburg Main	4 E Main St	Christiansburg	VA
Claremont Branch	4651 King St	Alexandria	VA
Clintwood	80 Main St	Clintwood	VA
Cocoa	834 N Cocoa Blvd	Cocoa	FL
Columbia Operations Center	1628 Browning Rd	Columbia	SC
Columbia Greystone Center	101 Greystone Blvd	Columbia	SC
Columbus Main	101 13th St	Columbus	GA
Cranford Office & Drive-In	2 North Ave W	Cranford	NJ
Dade City	14210 7th St	Dade City	FL
Dalton Main	201 S Hamilton St	Dalton	GA
De Soto Square	3200 U.S. 27 South	Sebring	FL

WACHOVIA SPECIFICALLY TAILORED TRANSACTION – AS REVISED

Combined Statement of Revenue and Certain Expenses

December 31, 2003 and June 30, 2004 (unaudited)

(In thousands)

Property	Address	City	State
Deland Main	131 E New York Ave	Deland	FL
Dillon Main	601 Highway 301 N	Dillon	SC
Dixie Freeway	401 S Dixie Fwy	New Smyrna Beach	FL
Downtown Daytona	130 N Ridgewood Ave	Daytona Beach	FL
Downtown Lakeland	113 S Tennessee Ave	Lakeland	FL
Downtown Petersburg	20 Franklin St	Petersburg	VA
Downtown St Petersburg	410 Central Ave	Saint Petersburg	FL
Downtown West Palm	303 Banyan St	West Palm Beach	FL
Doylestown Office	115 W Court St	Doylestown	PA
Dunedin	2494 Bayshore Blvd	Dunedin	FL
East Haven	339 Hemingway Ave	East Haven	CT
East Naples	4901 S. Tamiami Trail	Naples	FL
Ed Ball Building	214 Hogan St	Jacksonville	FL
Exchange Building	218 W Adams St	Jacksonville	FL
Florida Ave	12233 N Florida Ave	Tampa	FL
Franklin Main Office	55 E Main St	Franklin	NC
Ft. Myers Downtown	2201 2nd Ave	Fort Myers	FL
Goldsboro	301 East Ash St	Goldsboro	NC
Greenville Sales Finance Center	1451 Thomas Langston Rd	Winterville	NC
Haddon Township	600 W Cuthbert Blvd	Haddon Township	NJ
Hanover	22 Carlisle St	Hanover	PA
Harbor City Blvd	1441 N Harbor City Blvd	Melbourne	FL
Hendersonville	301 South Main St	Hendersonville	NC
Hillside	1221 Liberty Ave	Hillside	NJ
Hogan Building	170 N Hogan St	Jacksonville	FL
Independence Hall	601 Chestnut St	Philadelphia	PA
Jasmine Lakes	10934 U.S. Hwy 19 N	Port Richey	FL
Jenkintown Financial Center	400-406 Old York Rd	Jenkintown	PA
Kings Point	6646 W Atlantic Ave	Delray Beach	FL
Kingston Office	235 Fair St	Kingston	NY
Lancaster Square	100 North Queen St	Lancaster	PA
Lebanon	801 Cumberland St	Lebanon	PA
Madison	400 W Base St	Madison	FL
Main Street Office	40 Main St	Toms River	NJ
Market St.	201 E Market St	Smithfield	NC
Market Street Office	141 E Market St	Harrisonburg	VA
Media Office	217 W Baltimore Pike	Media	PA
Miami Springs	4299 NW 36th St	Miami Springs	FL
Milford	224 Broad St	Milford	PA
Morristown Office	21 South St	Morristown	NJ
Mortgage Center	1100 Corporate Center Dr	Raleigh	NC
Mount Carmel	50 W 3rd St	Mount Carmel	PA
Mt. Penn Building	23rd & Perkiomen Ave	Mt. Penn	PA
NBOC Annex	100/300 Fidelity Plaza	North Brunswick	NJ
NBOC Operations Center	100/300 Fidelity Plaza	North Brunswick	NJ
New Paltz Office	29 Main St	New Paltz	NY

WACHOVIA SPECIFICALLY TAILORED TRANSACTION – AS REVISED

Combined Statement of Revenue and Certain Expenses

December 31, 2003 and June 30, 2004 (unaudited)

(In thousands)

Property	Address	City	State
New Warrington Road	21 New Warrington Rd	Pensacola	FL
Norristown	43 E Main St	Norristown	PA
North Washington Branch	330 N Washington St	Alexandria	VA
Norwalk Office	637 West Ave & Chapel St	Norwalk	CT
Ocean Ridge	4600 Ocean Blvd	Boynton Beach	FL
Okeechobee Turnpike	5849 Okeechobee Blvd	West Palm Beach	FL
Paterson Market Street	167 Market St & 9 Colt St	Paterson	NJ
Pennington	2 North Highway 31	Pennington	NJ
Perry	200 W Main St	Perry	FL
Perth Amboy	214 Smith St	Perth Amboy	NJ
Phoenixville Office	101 S Main St	Phoenixville	PA
Pikesville Operations Center	1515 Reisterstown Rd	Baltimore	MD
Pittston	1 South Main Street	Pittston	PA
Plaza	101 N Independence Mall East	Philadelphia	PA
Pompano Beach Money Center	1401 SW 3rd St	Pompano Beach	FL
Pompano Beach Operations	1410 SW 3rd St	Pompano Beach	FL
Pottstown	401 E High St	Pottstown	PA
Red Bank Main Office	303 Broad St	Red Bank	NJ
Reflections One	400 S Australian Ave	West Palm Beach	FL
Reflections Two	450 S Australian Ave	West Palm Beach	FL
Richlands	201 Suffolk Ave	Richlands	VA
Riverside	219 Indian River Ave	Titusville	FL
Scotch Plains Office	460 Park Ave	Scotch Plains	NJ
Scranton Downtown	130 Wyoming Ave	Scranton	PA
South Amboy Office	116 North Broadway & Augusta	South Amboy	NJ
South Dillard St	801 S Dillard St	Winter Garden	FL
South Fort Myers	12751 S Cleveland Ave	Fort Myers	FL
Southgate	5211 North U.S. Hwy 19	New Port Richey	FL
Spartanburg Main	101 N Pine St	Spartanburg	SC
Spring Ridge	1 Meridian Blvd	Wyomissing	PA
Succasunna Office	Route #10 and South St	Succasunna	NJ
Sumter Main	4 North Washington St	Sumter	SC
Thomasville	804 Randolph St	Thomasville	NC
Trap Falls Office	5 Research Dr	Shelton	CT
Trenton-Brunswick Avenue Office	891 Brunswick Ave	Trenton	NJ
Union-Larchmont Office	2500 Morris Ave	Union	NJ
Vanguard Centre	5225 77 Center Dr	Charlotte	NC
Vienna Tyson’s Corner	8117 Leesburg Pike	Vienna	VA
Virginia Beach Pembroke	125 Independence Blvd	Virginia Beach	VA
Wachovia Center Tower	100 North Main St	Winston Salem	NC
Wachovia Park Building	101 N Cherry St	Winston Salem	NC
Warrenton Broadview	155 Broadview Ave Ste 100	Warrenton	VA
Washington Office & Parking Lot	2 W Washington Ave	Washington	NJ
West Chester Office	17 N. High St	West Chester	PA
West End Center	809 West 4 1/2 St	Winston Salem	NC
West End Center Annex	801 W 4th St	Winston Salem	NC
West Hollywood	6015 Washington St	Hollywood	FL

WACHOVIA SPECIFICALLY TAILORED TRANSACTION – AS REVISED

Combined Statement of Revenue and Certain Expenses

December 31, 2003 and June 30, 2004 (unaudited)

(In thousands)

Property	Address	City	State
Westward	2701 Okeechobee Blvd	West Palm Beach	FL
Whalley Norton	388 Whalley Ave	New Haven	CT
Wheat Innsbrook Centre I	10700 N Park Dr	Glen Allen	VA
Wheat Innsbrook Centre II	10750 Wheat First Dr	Glen Allen	VA
Wilkes Barre Main Office	24 W Market St	Wilkes Barre	PA
Williamsburg Main	1006 Richmond Rd	Williamsburg	VA
Williamston	205 W Main St	Williamston	NC
Wilmington Main	101 N Front St	Wilmington	NC
Wind Gap Office	1 N. Broadway St Rt. 512 & 33	Wind Gap	PA
Winston Salem Linden Center	401 Linden St	Winston Salem	NC
Woodbridge Tenants	260 Amity Rd	Woodbridge	CT
WVOC-Four Story Operations	7711 Plantation Rd	Roanoke	VA
York Square	12 E Market St	York	PA

Basis of Presentation

The accompanying combined statement of revenues and certain expenses for the year ended December 31, 2003 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, which is a basis of accounting that differs from accounting principles generally accepted in the United States of America. The combined statement of revenue and certain expenses is not representative of the actual operations of the properties for the period presented nor is it indicative of future operations as certain expenses, consisting of interest expense, leasing commissions, depreciation, and amortization, which may not be comparable to expenses expected to be incurred by AFR in future operations of the properties, have been excluded.

In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

2.	Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straight-line basis over the terms of the respective lease agreements. Tenant credit losses are provided for when they become known.

Recoveries

Certain operating expenses incurred in the operations of the properties are recoverable from the tenants. The recoverable amounts are either adjusted periodically on a prospective basis or adjusted annually based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred.

Use of Estimates

The preparation of the combined statement of revenue and certain expenses requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

WACHOVIA SPECIFICALLY TAILORED TRANSACTION – AS REVISED

Combined Statement of Revenue and Certain Expenses

December 31, 2003 and June 30, 2004 (unaudited)

(In thousands)

3.	Tenant Leases

The Wachovia Specifically Tailored Transaction—As Revised includes leases to office and retail tenants under non-cancelable lease agreements with terms ranging from 1 to 7 years. The leases generally provide for fixed annual minimum rents, contingent rents based on sales volume and recoveries of certain operating expenses. Approximate annual future minimum rental commitments to be received from executed operating leases as of December 31, 2003, exclusive of expense recoveries and contingent rents, are as follows (in thousands):

Year ending December 31,
2004	$4,906
2005	3,307
2006	1,636
2007	937
2008	490
Thereafter	292

One tenant, General Services Administration, represented approximately 15% of total revenue of the Wachovia Specifically Tailored Transaction—As Revised for the year ended December 31, 2003.

4.	Ground Lease Expense

Certain properties in the Wachovia Specifically Tailored Transaction—As Revised are subject to ground lease agreements with current remaining terms ranging from 2 to 55 years. The leases generally provide for fixed annual minimum rents and payment by the lessee of all related operating expenses including real estate taxes and insurance. Approximate annual future minimum rental commitments to be paid pursuant to the ground leases as of December 31, 2003 are as follows (in thousands):

Year ending December 31,
2004	$810
2005	672
2006	587
2007	585
2008	585
Thereafter	29,126

5.	Related Party Transactions

Wachovia Bank, N.A. occupies approximately 5.7 million square feet representing approximately 74.1% of the Wachovia Specifically Tailored Transaction—As Revised net rentable area as of December 31, 2003. No revenue attributable to the space occupied by Wachovia Bank, N.A., and used for their own operations, is included in the combined statement of revenue and certain expenses. Concurrent with the acquisition of the properties by AFR, the parties entered into a separate lease agreement for space occupied by Wachovia Bank, N.A. Wachovia Corporation unconditionally guarantees the obligations of its wholly owned subsidiary, Wachovia Bank, N.A., under this lease agreement.

Report of Independent Auditors

2004 Bank of America Specifically Tailored Transaction

We have audited the accompanying Combined Statement of Revenues and Certain Expenses of the 2004 Bank of America Specifically Tailored Transaction for the year ended December 31, 2003. This Combined Statement of Revenues and Certain Expenses is the responsibility of Bank of America’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the requirements with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2004 Bank of America Specifically Tailored Transaction’s revenues and expenses.

In our opinion, the Combined Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the 2004 Bank of America Specifically Tailored Transaction for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/    PRICEWATERHOUSECOOPERS LLP

New York, New York

October 8, 2004

2004 BANK OF AMERICA SPECIFICALLY TAILORED TRANSACTION

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

(In thousands)

	June 30, 2004	December 31, 2003
	(unaudited)
Revenues:
Rental income	$1,069	$2,163
Other	133	186

Total revenues	1,202	2,349

Expenses:
Repairs & maintenance	4,015	8,315
Utilities	2,625	6,037
Cleaning & janitorial	2,283	4,709
Real estate taxes	2,350	4,562
Management fees	1,808	2,902
Security	945	2,067
Insurance	787	1,631
Ground rent	159	322

Total expenses	14,972	30,545

Certain expenses in excess of revenues	$13,770	$28,196

The accompanying notes are an integral part of this combined statement.

2004 BANK OF AMERICA SPECIFICALLY TAILORED TRANSACTION

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2003 AND SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

1.	Business and Basis of Presentation

Business

The accompanying Combined Statement of Revenues and Certain Expenses relates to the operation of 202 properties owned by Bank of America (the “2004 Bank of America Specifically Tailored Transaction”). The 2004 Bank of America Specifically Tailored Transaction was acquired by American Financial Realty Trust (“AFR”) on October 1, 2004.

The 2004 Bank of America Specifically Tailored Transaction comprises the following properties (number by region):

Region	Number of Properties
Southeast	75
Southwest	37
West	68
Mid-West	10
Mid-Atlantic	12

202

Basis of Presentation

The accompanying Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2003 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The Combined Statement of Revenues and Certain Expenses is not representative of the actual operations of the properties for the period presented nor is it indicative of future operations as certain expenses, consisting of interest expense, leasing commissions, tenant improvements, depreciation, and amortization, which may not be comparable to expenses expected to be incurred by AFR in future operations of the properties, have been excluded.

In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

2.	Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straight-line basis over the terms of the respective lease agreements. Certain tenants are also required to pay percentage rent based on sales above a stated base amount during the lease year. Percentage rent is recognized as revenue based on actual reported sales for each tenant less the applicable stated base amount. No percentage rent was earned for the year ended December 31, 2003. Tenant credit losses are provided when they become known.

Recoveries

Certain operating expenses incurred in the operations of the properties are recoverable from the tenants. The recoverable amounts are either adjusted periodically on a prospective basis or adjusted annually based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred. Tenant credit losses are provided when they become known.

Use of Estimates

The preparation of the Combined Statement of Revenues and Certain Expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2004 BANK OF AMERICA SPECIFICALLY TAILORED TRANSACTION

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2003 AND SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

3.	Tenant Leases

The 2004 Bank of America Specifically Tailored Transaction includes leases to office and retail tenants under non-cancellable operating lease agreements with terms ranging from 1 to 15 years. The leases generally provide for fixed annual minimum rents, contingent rents based on sales volume and recoveries of certain operating expenses.

Approximate annual future minimum rental commitments to be received from executed operating leases as of December 31, 2003, exclusive of tenant reimbursements and contingent rents, are as follows (in thousands):

Year ending December 31,
2004	$2,206
2005	1,422
2006	728
2007	313
2008	178
Thereafter	716

4.	Ground Leases

Certain properties in the 2004 Bank of America Specifically Tailored Transaction are subject to ground lease agreements with third parties with current terms ranging from 10 to 50 years. Extension options per the ground lease agreement may exceed the life of the building’s depreciable life. The leases generally provide for fixed annual minimum rents and payment by the lessee of all related operating expenses including real estate taxes and insurance. Approximate annual future minimum rental commitments to be paid pursuant to the ground leases as of December 31, 2003 are as follows (in thousands):

Year ending December 31,
2004	$287
2005	166
2006	142
2007	136
2008	67
Thereafter	204

2004 BANK OF AMERICA SPECIFICALLY TAILORED TRANSACTION

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2003 AND SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

5.	Related Party Transactions

Insurance expense incurred by Bank of America under its blanket insurance programs is allocated by Bank of America to the 2004 Bank of America Specifically Tailored Transaction based on the size and type of the individual properties.

Security expense incurred by Bank of America under its master security agreement is allocated to the 2004 Bank of America Specifically Tailored Transaction based on the actual cost incurred on behalf of each individual property as billed by the service provider.

Bank of America occupies approximately 2.2 million square feet representing approximately 77% of the 2004 Bank of America Specifically Tailored Transaction net rentable area. No revenue attributable to the space occupied by Bank of America is included in the Combined Statement of Revenues and Certain Expenses. Bank of America has subsequently signed a lease agreement with AFR at market rents for a term of 15 years.

Report of Independent Auditors

2004 Fleet Specifically Tailored Transaction

We have audited the accompanying Combined Statement of Revenues and Certain Expenses of the 2004 Fleet Specifically Tailored Transaction for the year ended December 31, 2003. This Combined Statement of Revenues and Certain Expenses is the responsibility of FleetBoston Financial Corporation’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the requirements with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2004 Fleet Specifically Tailored Transaction’s revenues and expenses.

In our opinion, the Combined Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the 2004 Fleet Specifically Tailored Transaction for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/S/    PRICEWATERHOUSECOOPERS LLP

New York, New York

October 8, 2004

2004 FLEET SPECIFICALLY TAILORED TRANSACTION

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

(In thousands)

	June 30, 2004	December 31, 2003
	(unaudited)
Revenues:
Rental income	$4,586	$8,818
Other	999	880

Total revenues	5,585	9,698
Expenses:
Utilities	7,727	14,732
Real estate taxes	5,785	11,232
Repairs and maintenance	3,942	6,988
Cleaning & janitorial	3,150	6,330
Security	2,583	5,904
Management fees	1,845	3,584
Insurance	988	1,640

Total expenses	26,020	50,410

Certain expenses in excess of revenues	$20,435	$40,712

The accompanying notes are an integral part of this combined statement.

2004 FLEET SPECIFICALLY TAILORED TRANSACTION

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2003 AND SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

1.	Business and Basis of Presentation

Business

The accompanying Combined Statement of Revenues and Certain Expenses relates to the operation of 85 properties owned by FleetBoston Financial Corporation (the “2004 Fleet Specifically Tailored Transaction”). The 2004 Fleet Specifically Tailored Transaction was acquired by American Financial Realty Trust (“AFR”) on October 1, 2004.

The 2004 Fleet Specifically Tailored Transaction comprises the following properties (number by region):

Region	Number of Properties
Northeast	52
Mid-Atlantic	33

85

Basis of Presentation

The accompanying Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2003 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The Combined Statement of Revenues and Certain Expenses is not representative of the actual operations of the properties for the period presented nor is it indicative of future operations as certain expenses, consisting of interest expense, leasing commissions, tenant improvements, depreciation, and amortization, which may not be comparable to expenses expected to be incurred by AFR in future operations of the properties, have been excluded.

In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

2.	Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straight-line basis over the terms of the respective lease agreements. Certain tenants are also required to pay percentage rent based on sales above a stated base amount during the lease year. Percentage rent is recognized as revenue based on actual reported sales for each tenant less the applicable stated base amount. No percentage rent was earned for the year ended December 31, 2003. Tenant credit losses are provided when they become known.

Recoveries

Certain operating expenses incurred in the operations of the properties are recoverable from the tenants. The recoverable amounts are either adjusted periodically on a prospective basis or adjusted annually based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred. Tenant credit losses are provided when they become known.

2004 FLEET SPECIFICALLY TAILORED TRANSACTION

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2003 AND SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Use of Estimates

The preparation of the Combined Statement of Revenues and Certain Expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Tenant Leases

The 2004 Fleet Specifically Tailored Transaction includes leases to office and retail tenants under non-cancellable operating lease agreements with terms ranging from 1 to 15 years. The leases generally provide for fixed annual minimum rents, contingent rents based on sales volume and recoveries of certain operating expenses.

Approximate annual future minimum rental commitments to be received from executed operating leases as of December 31, 2003, exclusive of tenant reimbursements and contingent rents, are as follows (in thousands):

Year ending December 31,
2004	$8,823
2005	8,208
2006	5,862
2007	3,739
2008	2,010
Thereafter	4,420

4.	Ground Leases

A property in the 2004 Fleet Specifically Tailored Transaction is subject to ground lease agreements with a third party and current terms ranging for 50 years. Extension options per the ground lease agreement may exceed the life of the building’s depreciable life. The leases generally provide for fixed annual minimum rents and payment by the lessee of all related operating expenses including real estate taxes and insurance. Annual future minimum rental commitment is $62,500 through December 31, 2005.

5.	Related Party Transactions

Insurance expense incurred by FleetBoston Financial Corporation under its blanket insurance programs is allocated to the 2004 Fleet Specifically Tailored Transaction based on the size and type of the individual properties.

Property management expense incurred by FleetBoston Financial Corporation under its master facilities agreement is allocated to the 2004 Fleet Specifically Tailored Transaction based on the size of the individual properties relative to the total size of the FleetBoston Financial Corporation property portfolio.

FleetBoston Financial Corporation occupies approximately 3.3 million square feet representing approximately 77% of the 2004 Fleet Specifically Tailored Transaction net rentable area. No revenue attributable to the space occupied by FleetBoston Financial Corporation is included in the Combined Statement of Revenues and Certain Expenses. FleetBoston Financial Corporation has subsequently signed a lease agreement with AFR at market rents for a term of 15 years.

(b)	Pro forma financial information.

The following unaudited pro forma consolidated financial information sets forth:

•	the historical financial information as of June 30, 2004, the six months ended June 30, 2004 and the year ended December 31, 2003 derived from our audited and unaudited financial statements;

•	adjustments to give effect to our acquisitions of 215 Fremont Street, 101 Independence Center, the Wachovia Specifically Tailored Transaction – As revised (“WSTT”) and the Bank of America Specifically Tailored Transaction II (“BSTT II”); and

•	our pro forma, as adjusted, unaudited consolidated balance sheet as of June 30, 2004 and the pro forma, as adjusted, unaudited consolidated statements of operations for the six months ended June 30, 2004 and the year ended December 31, 2003 as adjusted to give effect to our acquisition of 215 Fremont Street, 101 Independence Center, WSTT, and BSTT II.

The unaudited pro forma adjustments and eliminations are based on available information and upon assumptions that we believe are reasonable. The unaudited pro forma financial information assumes that the transactions were completed as of June 30, 2004 for purposes of the unaudited pro forma consolidated balance sheet and as of the first day of the period presented for purposes of the unaudited pro forma consolidated statements of operations.

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2004

(In thousands, except share data)

	Historical Company (A)	Completed Transations								Total Adjustments for Completed Transactions	Pro Forma for Completed Transactions
		215 Fremont		101 Independence		WSTT		BSTT II
Assets:
Real estate investments, at cost:
Land	$316,059	$19,200	(B)	$12,259	(B)	$50,975	(B)	$56,516	(B)	$138,950	$455,009
Building and improvements	1,687,871	86,876	(B)	67,249	(B)	301,457	(B)	311,419	(B)	767,001	2,454,872
Equipment and fixtures	273,575	12,697	(B)	9,808	(B)	40,109	(B)	45,212	(B)	107,826	381,401
Leasehold interests	5,040	—		—		—		—		—	5,040

Total real estate investments, at cost	2,282,545	118,773		89,316		392,541		413,147		1,013,777	3,296,322
Less accumulated depreciation	(96,773)	—		—		—		—		—	(96,773)

Real estate investments, net	2,185,772	118,773		89,316		392,541		413,147		1,013,777	3,199,549
Cash, cash equivalents and marketable investments	71,397	(4,068)	(C)	(32,031)	(C)	23,644	(C)	(32,677)	(C)	(45,132)	26,265
Restricted cash	40,182	—		—		—		—		—	40,182
Accounts and other receivables	20,960	—		—		—		—		—	20,960
Prepaid expenses and other assets	36,924	—		—		—		—		—	36,924
Non-real estate assets, net	1,921	—		—		—		—		—	1,921
Assets held for sale	15,571	—		—		—		—		—	15,571
Intangible assets, net	353,757	17,032	(B)	17,851	(B)	102,791	(B)	121,563	(B)	259,237	612,994
Deferred costs, net	27,769	2,163	(D)	5,835	(E)	16,645	(D)	8,790	(D)	33,433	61,202

Total assets	$2,754,253	$133,900		$80,971		$535,621		$510,823		$1,261,315	$4,015,568

Liabilities and Shareholders’ Equity:
Mortgage notes payable	$1,528,549	$133,900	(F)	$80,000	(G)	$234,000	(H)	$50,000	(J)	497,900	$2,026,449
Credit facility	29,500	—		—		—		320,360	(K)	320,360	349,860
Convertible debt	—	—		—		300,000	(I)	135,000	(I)	435,000	435,000
Accounts payable	1,014	—		—		—		—		—	1,014
Accrued expenses and other liabilities	32,437	—		—		—		—		—	32,437
Dividends payable	29,090	—		—		—		—		—	29,090
Value of assumed lease obligations, net	48,709	—		971	(B)	1,621	(B)	5,463	(B)	8,055	56,764
Deferred revenue	85,009	—		—		—		—		—	85,009
Liabilities related to assets held for sale	817	—		—		—		—		—	817

Total liabilities	1,755,125	133,900		80,971		535,621		510,823		1,261,315	3,016,440
Minority interest	65,499	—		—		—		—		—	65,499
Shareholders’ equity:
Common shares, 500,000,000 shares authorized at $0.001 per share, 109,872,678 shares issued and outstanding	110	—		—		—		—		—	110
Capital contributed in excess of par	1,123,175	—		—		—		—		—	1,123,175
Deferred compensation	(21,017)	—		—		—		—		—	(21,017)
Accumulated deficit	(155,383)	—		—		—		—		—	(155,383)
Accumulated other comprehensive loss	(13,256)	—		—		—		—		—	(13,256)

Total shareholders’ equity	933,629	—		—		—		—		—	933,629

Total liabilities and shareholders’ equity	$2,754,253	$133,900		$80,971		$535,621		$510,823		$1,261,315	$4,015,568

Unaudited Pro Forma Consolidated Statement of Operations

Six Months Ended June 30, 2004

(In thousands, except per share data)

	Historical
	Company (L)	Completed Transactions		Adjustments for Completed Transactions		Pro Forma for Completed Transactions
Revenues:
Rental income	$100,072	$15,632	(M)	$41,920	(O)	$157,624
Operating expense reimbursements	33,582	1,519	(M)	48,501	(P)	83,602
Interest income	1,436	—		—		1,436
Other income	818	—		—		818

Total revenues	135,908	17,151		90,421		243,480

Expenses:
Property operating expenses	52,112	74,348	(M)	—		126,460
General and administrative	14,786	—		—		14,786
Outperformance plan - cash component	—	—		—		—
Outperformance plan - contingent restricted share component	(4,474)	—		—		(4,474)
Severance payments, accruals and related accelerated amortization of deferred compensation	1,857	—		—		1,857
Interest expense on mortgages and other debt	33,829	—		24,824	(Q)	58,653
Depreciation and amortization	45,777	—		31,372	(R), (S)	77,149

Total expenses	143,887	74,348		56,196		274,431

Income (loss) before net interest income on residential mortgage-backed securities, net loss on investments, minority interest and discontinued operations	(7,979)	(57,197)		34,225		(30,951)

Net loss on investments	(402)	—		—		(402)

Income (loss) from continuing operations before minority interest	(8,381)	(57,197)		34,225		(31,353)
Minority interest	502	3,174	(N)	(1,899)	(N)	1,777

Income (loss) from continuing operations	$(7,879)	$(54,023)		$32,326		$(29,576)

Basic loss per share from continuing operations	$(0.08)					$(0.29)

Diluted loss per share from continuing operations	$(0.08)					$(0.29)

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2003

(In thousands, except per share data)

	Historical
	Company (L)	Completed Transactions			Adjustments for Completed Transactions		Pro Forma for Completed Transactions
Revenues:
Rental income	$92,912	$29,530	(M	)	$83,839	(O)	$206,281
Operating expense reimbursements	35,746	2,954	(M	)	97,001	(P)	135,701
Interest income	3,495	—			—		3,495
Other income	3,464	—			—		3,464

Total revenues	135,617	32,484			180,840		348,941

Expenses:
Property operating expenses	50,250	146,773	(M	)	—		197,023
General and administrative	19,711	—			—		19,711
Outperformance plan - cash component	2,014	—			—		2,014
Outperformance plan - contingent restricted share component	5,238	—			—		5,238
Interest expense on mortgages and other debt	31,295	—			55,624	(Q)	86,919
Depreciation and amortization	49,810	—			62,741	(R), (S)	112,551

Total expenses	158,318	146,773			118,365		423,456

Income (loss) before net interest income on residential mortgage-backed securities, net loss on investments, minority interest and discontinued operations	(22,701)	(114,289)			62,475		(74,515)

Interest income from residential mortgage-backed securities, net of expenses	9,016	—			—		9,016
Interest expense on reverse repurchase agreements	(4,355)	—			—		(4,355)

Net interest income from mortgage-backed securities	4,661	—			—		4,661

Net loss on investments	(9,239)	—			—		(9,239)

Income (loss) from continuing operations before minority interest	(27,279)	(114,289)			62,475		(79,093)
Minority interest	1,950	4,972	(N	)	(2,718)	(N)	4,204

Income (loss) from continuing operations	$(25,329)	$(109,317)			$59,757		$(74,889)

Basic loss per share from continuing operations	$(0.35)						$(1.01)

Diluted loss per share from continuing operations	$(0.35)						$(1.01)

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(In thousands)

1.	Adjustments to the Pro Forma Consolidated Balance Sheet

(A)	Reflects our historical balance sheet as of June 30, 2004.

(B)	Reflects the allocation of our purchase price to the assets acquired based on their respective fair values.

Above-market and below-market in-place lease values for properties acquired are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) our estimate of the fair market lease rate for each such in-place lease, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market lease values are amortized as a reduction of rental income over the remaining non-cancelable terms of the respective leases. The capitalized below-market lease values (presented in the accompanying balance sheet as the value of assumed lease obligations) are amortized as an increase to rental income over the initial term and any fixed-rate renewal periods in the respective leases.

The aggregate value of intangible assets related to in-place leases is primarily the difference between (i) the property valued with existing in-place leases adjusted to market rental rates and (ii) the property valued as if vacant. Factors considered by us in this analysis include an estimate of carrying costs during the expected lease-up period taking into account current market conditions, and costs to execute similar leases. In estimating carrying costs, we include real estate taxes, insurance and other operating expenses and estimates of lost rentals at market rates during the expected lease-up periods, which primarily range from six to 12 months. We also estimate costs to execute similar leases including leasing commissions, legal and other related expenses.

The aggregate value of intangible assets related to customer relationship is measured based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. Characteristics considered in valuing our customer relationship intangible include the nature and extent of our existing business relationships with the tenant, growth prospects for developing new business with the tenant, the tenant’s credit quality and expectations of lease renewals, among other factors.

The value of in-place leases is amortized to expense over the initial term of the respective leases which generally range from two to 20 years. The value of customer relationship intangibles is amortized to expense over the initial term and any renewal periods in the respective leases, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. If a tenant terminates its lease, the unamortized portion of the in-place lease value and customer relationship intangibles is charged to expense.

Amounts allocated to land, buildings, tenant improvements, equipment and fixtures are based on cost segregation studies performed by independent third parties related to an analysis of comparable properties in our existing portfolio. Depreciation is computed using the straightline method over the estimated life of up to 40 years for buildings, seven years for building equipment and fixtures, and the lesser of the useful life or the remaining lease term for tenant improvements.

In making estimates of fair values for purposes of allocating purchase price, we utilize a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property and other market data. We also consider information obtained about each property as a result of our pre-acquisition due diligence, as well as subsequent marketing and leasing activities, in estimating the fair value of the tangible and intangible assets acquired.

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(In thousands)

				Intangible Assets
Property	Land	Buildings and Improvements	Equipment and Fixtures	Value of In-place Leases	Customer Relationship	Above Market Leases	Below Market Leases	Premium on Assumed Debt (See Note G)	Total Purchase Price
215 Fremont Street	$19,200	$86,876	$12,697	$8,516	$8,516	$—	$—	$—	$135,805
101 Independence Center	12,259	67,249	9,808	4,740	5,958	7,153	971	4,792	101,404
WSTT	50,975	301,457	40,109	82,613	20,093	85	1,621	—	493,711
BSTT II	56,516	311,419	45,212	77,668	43,000	895	5,463	—	529,247

Total	$138,950	$767,001	$107,826	$173,537	$77,567	$8,133	$8,055	$4,792	$1,260,167

(C)	Reflects the use of cash to fund the purchase price for completed transactions, including a lease extension fee, or the receipt of excess funds from related financing activities.

(D)	Reflects deferred financing costs.

(E)	Reflects a lease extension fee of approximately $5.7 million and deferred financing costs of approximately $0.1 million.

(F)	Reflects proceeds received from a mortgage note executed in July 2004, secured by 215 Fremont Street. The mortgage requires interest only payments at LIBOR plus 1.25% for the first six months and principal and interest payments thereafter at an all in fixed interest rate of 6.06%. The mortgage amortizes to a balance of approximately $34.5 million at maturity in June 2024.

(G)	Reflects proceeds received from a mortgage note executed in October 2004, secured by 101 Independence Center. The mortgage bears interest at a fixed rate of 5.527% and amortizes to a balance of approximately $62.3 million at maturity in October 2016. A portion of the proceeds from this note was used to pay off the $43.3 million mortgage note we assumed on the date of acquisition and the related make-whole premium of approximately $4.7 million, which was recorded as a fair value adjustment at acquisition to the debt assumed at acquisition.

(H)	Reflects proceeds received from a $234.0 million secured financing, collateralized by the WSTT portfolio. The note bears interest at a floating rate of LIBOR plus 1.50% for the first six months, before reverting to a fixed rate of 6.403% for the remainder of the term. The mortgage amortizes to a balance of approximately $195.5 million at maturity in October 2011.

(I)	Reflects proceeds received from the issuance of convertible senior notes. The convertible senior notes are senior unsecured obligations, mature on July 9, 2024 and bear interest at a rate of 4.375%.

(J)	Reflects proceeds received from a mortgage note executed in September 2004, secured by State Street Financial Center located in Boston, Massachusetts. The mortgage requires interest only payments at LIBOR plus 1.83%, at which time it is prepayable without penalty. If not prepaid the mortgage note converts to a fixed rate of 9.75% through maturity in July 2013.

(K)	Reflects proceeds received from two advances from our secured credit facility. The first advance is for approximately $20.4 million, bears interest at LIBOR plus 1.75%, matures in September 2006 and is secured by properties in our portfolio acquired prior to June 30, 2004. The second advance is for $300.0 million, bears interest at LIBOR plus 1.50%, matures in September 2006 and is secured by all the properties in the our BSTT II portfolio.

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(In thousands)

(2)	Adjustments to the Pro Forma Consolidated Statement of Operations

(L)	Reflects our historical results of operations for the period ended June 30, 2004 and the year ended December 31, 2003.

(M)	Reflects the historical results of operations for properties acquired by us in completed transactions. A significant number of the properties that we acquired were used by the sellers in their own operations and were not available for lease or held as rental property prior to our purchase. 215 Fremont Street is subject to a bond net lease entered into with the seller, whereby property operating expenses are paid directly by the seller/tenant.

	Rental Income		Property Expense Reimbursement		Property Operating Expense
Property	Six Months Ended June 30, 2004	Year Ended December 31, 2003	Six Months Ended June 30, 2004	Year Ended December 31, 2003	Six Months Ended June 30, 2004	Year Ended December 31, 2003

215 Fremont Street	$—	$—	$—	$—	$—	$—
101 Independence Center	5,146	10,160	1,519	2,954	1,975	3,959
WSTT	3,699	7,323	—	—	31,381	61,859
BSTT II	6,787	12,047	—	—	40,992	80,955

Total	$15,632	$29,530	$1,519	$2,954	$74,348	$146,773

(N)	Reflects adjustment to minority interest. Minority interest in our operating partnership as of June 30, 2004 and December 31, 2003 was 5.55% and 4.35%, respectively.

(O)	Reflects the pro forma adjustments to the results of operations for properties acquired by us in completed transactions. For properties that are subject to new leases entered into with the seller, the rental income reflected is adjusted for the straightline impact that will be recorded under the terms of these new lease agreements. Rental income is also adjusted for the amortization of the lease extension fee and below and above market leases on a straightline basis.

			Rental Income
	Intangible Assets	Amortization Period	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Rental income:
215 Fremont Street	N/A	N/A	$5,381	$10,761
WSTT	N/A	N/A	14,243	28,485
BSTT II	N/A	N/A	21,854	43,708
Amortization of intangibles:
101 Independence Center:
Above market leases	$7,153	2 to 10 years	(168)	(336)
Below market leases	971	3 to 24 years	42	84
Lease extension fee	5,720	17 years	(168)	(336)
WSTT:
Above market leases	85	3 to 6 years	(15)	(29)
Below market leases	1,621	2 to 11 years	204	408
BSTT II:
Above market leases	895	2 to 13 years	(99)	(198)
Below market leases	5,463	2 to 12 years	646	1,292

Total rental income			$41,920	$83,839

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(In thousands)

(P)	Reflects the pro forma adjustments to the results of operations for properties acquired by us in completed transactions. Operating expense reimbursements include the reimbursement to be made by tenants for their pro-rata share of expenses.

	Property Expense Reimbursement
Property	Six Months Ended June 30, 2004	Year Ended December 31, 2003

215 Fremont Street	$—	$—
101 Independence Center	—	—
WSTT	22,888	45,776
BSTT II	25,613	51,225

Total	$48,501	$97,001

(Q)	Reflects interest expense, including amortization of financing costs and original issuance discount, on debt used to finance the purchase of properties acquired in completed transactions.

Property	Principal Amount of Debt	Effective Interest Rate	Interest Expense
			Six Months Ended June 30, 2004	Year Ended December 31, 2003
215 Fremont Street	$133,900	4.62%	$2,098	$6,190
101 Independence Center	80,000	5.54%	2,214	4,428
WSTT:
Mortgage	234,000	3.47%	4,056	12,094
Convertible debt	300,000	4.50%	6,750	13,500
BSTT II
Mortgage	50,000	4.35%	1,086	2,173
Credit facility	320,360	3.43%	5,492	10,983
Convertible debt	135,000	4.63%	3,128	6,256

Total			$24,824	$55,624

(R)	Reflects depreciation expense on the properties acquired in completed transactions. Depreciation expense is calculated using a 40 year life for buildings and permanent structural improvements and a seven year life for non-structural components such as heating and ventilation equipment, carpeting, lighting fixtures, electrical systems, etc. Leasehold improvements are amortized over the remaining lease term.

			Depreciation Expense
Property	Buildings and Improvements	Equipment	Six Months Ended June 30, 2004	Year Ended December 31, 2003
215 Fremont Street	$86,876	$12,697	$2,040	$4,080
101 Independence Center	67,249	9,808	2,179	4,357
WSTT	301,457	40,109	11,122	22,244
BSTT II	311,419	45,212	8,178	16,356

Total	$767,001	$107,826	$23,519	$47,037

(S)	Reflects amortization expense on intangible assets recorded in completed transactions. The value of in-place leases are amortized on a straightline basis over the respective lease terms. The value of customer relationships is amortized on a straightline basis over the respective lease terms plus lease renewal periods.

			Amortization Expense
Property	Intangible Assets	Amortization Period	Six Months Ended June 30, 2004	Year Ended December 31, 2003
215 Fremont Street	$17,032	20 to 40 years	$318	$636
101 Independence Center	10,698	2 to 20 years	486	972
WSTT	102,706	2 to 40 years	3,467	6,933
BSTT II	120,668	2 to 40 years	3,582	7,163

Total	$251,104		$7,853	$15,704

(c)	Exhibits.

23.1	Consent of KPMG LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

23.3	Consent of PricewaterhouseCoopers LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL REALTY TRUST

By:	/s/ EDWARD J. MATEY JR.
Edward J. Matey Jr.
Senior Vice President and General Counsel

Dated: November 3, 2004

Exhibit Index

23.1	Consent of KPMG LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

23.3	Consent of PricewaterhouseCoopers LLP.